UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

__________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

June 30, 2009

__________________________

SOCKET MOBILE, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-13810 (Commission File Number)	94-3155066 (IRS Employer Identification No.)

39700 Eureka Drive
Newark, CA 94560
(Address of principal executive offices, including zip code)

(510) 933-3000
 (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into Material Definitive Agreements

Item 8.01 below is incorporated by reference herein in its entirety.

Item 8.01 Other Events

On July 7, 2009, Socket Mobile, Inc. (the "Company") and Silicon Valley Bank (the "Lender") amended the Second Amended and Restated Loan and Security Agreement, dated as of December 24, 2008 between the Company and the Lender, as amended, and the Second Amended and Restated Export-Import Bank Loan and Security Agreement, dated as of December 24, 2008, between the Company and the Lender, as amended (together the "Loan Agreements"). The original loan agreement transaction was reported on Form 8-K dated December 31, 2008 and filed on January 7, 2009.

On February 23, 2009, the Company reported an amendment effective as of February 19, 2009 to extend the expiration date of the Loan Agreements to March 24, 2010, to reallocate the borrowing limits to $1.5 million for the domestic line and $1.0 million for the international line, and to revise financial covenants based on an adjusted quick ratio measured monthly.

On June 4, 2009, the Company reported that its financial statements as of the end of April 2009 filed with the Lender on May 29, 2009 did not meet the adjusted quick ratio target and that it was out of compliance with the Loan Agreements. The Company also reported that the Lender agreed to waive the Company's non-compliance with respect to the adjusted quick ratio covenant for the month of April.

On June 30, 2009, the Company filed its financial statements as of the end of May with the Lender. The financial statements as of the end of May did not meet the adjusted quick ratio target and the Company was out of compliance with the Loan Agreements. On July 7, 2009, the Company and the Lender amended the Loan Agreements (the "Amendments") to:

1. Waive the events of non-compliance with respect to the adjusted quick ratio covenant for the months of April and May and, if necessary, for the month of June.

2. Replace the adjusted quick ratio covenant with a requirement that, beginning June 1, 2009, the Company:

(a) maintain at all times a minimum balance of unrestricted cash and cash equivalents of no less than $1,000,000; and

(b) maintain minimum revenues of $4,068,000 during the fiscal quarter ended June 30, 2009, $4,500,000 during the fiscal quarter ending September 30, 2009, and $5,355,000 during the fiscal quarter ending December 31, 2009.

3. Reduce the advance rate for receivables from distributors from 60% to 50% and from 80% to 70% for all other receivables.

4. Change the collateral handling fee from 0.7% to 0.62% per month.

The foregoing description of the Amendments does not purport to be complete and is qualified in its entirety to reference to the full text of the Amendments, copies of which are attached hereto as Exhibit 10.1 and Exhibit 10.2 and are incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

Exhibit Number	Description

10.1	Second Amendment to Second Amended and Restated Loan and Security Agreement, dated July 7, 2009, by and between Socket Mobile, Inc. and Silicon Valley Bank.
10.2	Second Amendment to Second Amended and Restated Export-Import Bank Loan and Security Agreement, dated July 7, 2009 by and between Socket Mobile, Inc. and Silicon Valley Bank.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOCKET MOBILE, INC.

Date: July 7, 2009	By: /s/	David W. Dunlap

David W. Dunlap Vice President, Finance and Administration and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

10.1	Second Amendment to Second Amended and Restated Loan and Security Agreement, dated July 7, 2009, by and between Socket Mobile, Inc. and Silicon Valley Bank.
10.2	Second Amendment to Second Amended and Restated Export-Import Bank Loan and Security Agreement, dated July 7, 2009 by and between Socket Mobile, Inc. and Silicon Valley Bank.